UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2018

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ResMed Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-15317	98-0152841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9001 Spectrum Center Boulevard

San Diego, California 92123

(Address of principal executive offices)

(858) 836-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 14, 2018, ResMed Inc. (“ResMed”) filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing, among other things, that, on November 13, 2018, it had completed the previously announced acquisition of  MatrixCare Holdings, Inc. (“MatrixCare”), a Delaware corporation, in accordance with an Agreement and Plan of Merger (the “Merger Agreement”) dated November 5, 2018, among ResMed Operations Inc. (“ResMed Operations”), a Delaware corporation and wholly-owned subsidiary of ResMed,  Evolved Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of ResMed Operations, and OPE LGI Holdings Limited, a Canadian private company in its capacity as the agent acting on behalf of the holders of common stock and common stock options of MatrixCare. ResMed was also a party to the merger agreement solely to guarantee the discharge of payment and performance obligations of ResMed Operations and Merger Sub under the Merger Agreement.

This Current Report on Form 8-K/A amends and supplements the November 14, 2018 Form 8-K to provide the information required by Item 9.01 of Form 8-K that was not filed with the November 14, 2018 Form 8-K, including the required historical financial information of MatrixCare and the required pro forma financial statements. Except as otherwise provided in this Form 8-K/A, the disclosures made in the November 14, 2018 Form 8-K remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of MatrixCare as of and for the year ended December 31, 2017, the notes related thereto and the independent auditor’s report, as well as the interim unaudited consolidated financial statements of MatrixCare for the nine months ended September 30, 2018, and the notes related thereto, are attached as Exhibit 99.1 to this Amendment No. 1 to Form 8-K and incorporated here by reference.

(b)	Pro forma financial information.

The unaudited pro forma combined financial information of ResMed as of September 30, 2018, for the three months ended September 30, 2018, and for the twelve months ended June 30, 2018 and the notes related thereto, after giving effect to the acquisition of MatrixCare and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.2 and incorporated here by reference.

(c)	Exhibits.

Exhibit	Description

23.1	Consent of Independent Auditor.
99.1

Audited consolidated financial statements of MatrixCare as of December 31, 2017 and for the year ended December 31, 2017, the notes and the independent auditor’s reported related thereto, and interim unaudited consolidated financial statements of MatrixCare as of September 30, 2018 and for the nine month period ended September 30, 2018.

99.2	Unaudited pro forma condensed combined financial information.

SIGNATURE

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

RESMED INC.

By:	/s/ BRETT A. SANDERCOCK
Brett A. Sandercock
Chief financial officer

Dated: January 28, 2019